Exhibit 10.4


THIS PROMISSORY NOTE AND THE SHARES OF COMMON STOCK TO BE DELIVERED UPON CONVERSION OF THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. NO SALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER OF EITHER THIS PROMISSORY NOTE OR ANY SUCH SHARES MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL, SATISFACTORY TO MAKER, IS OBTAINED STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

$2,700,000                                                       January 3, 2005


         FOR VALUE RECEIVED, DIGITAL FUSION, INC., a Delaware corporation ("Maker"), hereby promises to pay to MICHAEL W. WICKS ("Holder") the principal amount of Two Million Seven Hundred Thousand Dollars ($2,700,000), together with interest thereon at a per annum rate equal to five percent (5%).

         No interest shall accrue on this Promissory Note until six months from the date hereof. Additionally, no interest shall accrue on this Promissory Note during any calendar month in which the Maker's common stock is publicly traded and the average closing price of the Maker's common stock is greater than $2.80 per share. With the foregoing exceptions, interest shall be paid monthly in arrears due and payable on 10th day following the end of each month.

         Principal and any unpaid accrued interest shall be payable as follows unless on or prior to a due date the Holder elects to convert the Promissory
Note into shares of Maker's common stock (the "Shares") as set forth below. Any remaining principal and any unpaid accrued interest shall be payable in full on January 3, 2008 (the "Due Date"). Additionally, on or before the dates set forth below, Maker shall pay to Holder so much of the principal and interest balance so that the outstanding balance of principal and interest of this Promissory Note shall not exceed the amounts set forth opposite such date below:

                  Date                               Outstanding Balance
                  ----                               -------------------
         December 31, 2005                                $2,100,000.00
         December 31, 2006                                $1,500,000.00

         The principal portion of this Promissory Note may be converted (in minimum blocks of $200,000 of principal) at any time by Holder into a number of Shares determined by dividing the converted principal amount of this Promissory Note by the Conversion Price in effect on the date such conversion is to be effectuated. The term "Conversion Price" shall mean the price per share used to determine the number of Shares deliverable upon conversion of this Promissory Note, which price shall initially be $2.25 per share, subject to adjustment as provided below. As to the required reduction in balance of this Promissory Note on December 31, 2005 and December 31, 2006, no conversion hereunder shall be effective in reducing the outstanding balance for purposes of determining the amount due on such dates unless written notice of the conversion is given by Holder at least 90 days prior to such date. No conversion hereunder shall be effective unless written notice of the conversion is given by Holder at least 180 days prior to the Due Date, effective not later than the Due Date.

         The Conversion Price and number of Shares issuable upon conversion in accordance with this Promissory Note shall also be proportionally adjusted if the Maker shall (i) declare a dividend or make a distribution on the common stock in shares of its common stock, or (ii) combine, subdivide or reclassify the outstanding shares of common stock into a different number of shares so that Holder shall be entitled to receive the number of Shares it would have been entitled to receive had this Promissory Note been converted immediately prior to such event.

         This Promissory Note is issued pursuant to a Stock Purchase Agreement of even date herewith between the Maker and the Holder (the "Stock Purchase Agreement") and is subject to all of the provisions thereof, including, but not limited to, the Maker's right of offset.

         This Promissory Note is secured by a Security and Subordination Agreement of even date herewith, between the Maker, Summit Research Corporation, the Holder and First Commercial Bank of Huntsville.

         The happening of any one or more of the following events shall constitute an event of default hereunder:

                           (a) Default in the payment of the principal of or
interest on this Promissory Note when the same becomes due and payable;

                           (b) The occurrence of any event of default under any
loan by Maker with First Commercial Bank of Huntsville, whether now in existence or hereinafter arising, and the failure to cure same within any applicable cure period, which event of default causes an acceleration of the obligations or debt owed to First Commercial Bank of Huntsville;

                           (c) The occurrence of any event of default of Maker
in the Security Agreement, and the failure to cure same within any applicable cure period;

                           (d) The occurrence of any event of default of Maker
in the Stock Purchase Agreement, and the failure to cure same with any applicable cure period; or

                           (e) The termination of the employment of Holder with
Maker other than pursuant to Sections 3(a), 3(b) and 3(c) of that certain Employment Agreement dated the date hereof by and between Holder and Maker.

         Upon the occurrence of an event of default, or at any time thereafter during the continuance of any such event, the Holder may, with or without notice to the Maker, declare this Promissory Note to be forthwith due and payable, whereupon this Promissory Note and the indebtedness evidenced hereby shall forthwith be due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other instrument executed in connection with or securing this Note to the contrary notwithstanding.

         If this Promissory Note or any installment of principal or interest hereon becomes due and payable on Saturday, Sunday or other day on which commercial banks are authorized or permitted to close under the laws of the State of Alabama, the maturity of this Promissory Note or such installment shall be extended to the next succeeding business day.

         Maker shall, on or before the Due Date, pay the outstanding principal balance under this Promissory Note, together with accrued interest, by wire transfer or other cash equivalent acceptable to Maker.

         If Holder has not received the full amount of any of the payments by the end of the date it is due, Maker agrees to pay a late charge to the Holder in the amount of three percent (3%) of the overdue payment.

         The Holder of this Promissory Note, by acceptance hereof, agrees that this Promissory Note and the Shares to be issued upon conversion hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Promissory Note, or any Shares to be issued upon conversion hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). Upon conversion of this Promissory Note, the Holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Promissory Note and all Shares issued upon conversion of this Promissory Note (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED
          WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED
          THERETO, OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER,
          REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED."

In addition, in connection with the issuance of this Promissory Note, the Holder specifically represents to the Maker by acceptance of this Promissory Note as follows:

         (1) The Holder is aware of the Maker's business affairs and financial condition, and has acquired information about the Maker sufficient to reach an informed and knowledgeable decision to acquire this Promissory Note. The Holder has executed a confidentiality agreement and will hold all information governed by that agreement in accordance with the terms of such agreement. The Holder is acquiring this Promissory Note for his own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

         (2) The Holder understands that this Promissory Note and the Promissory Note Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the Holder's representation was predicated solely upon a present intention to hold the Promissory Note and the Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Promissory Note and the Shares, or for a period of one year or any other fixed period in the future.

         (3) The Holder further understands that this Promissory Note and the Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

         (4) The Holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Maker, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (5) The Holder further understands that at the time it wishes to sell this Promissory Note and the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Maker may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Holder may be precluded from selling this Promissory Note and the Promissory Note Shares under Rule 144 and 144A even if the one (1)-year minimum holding period had been satisfied.

         (6) The Holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

         With respect to any offer, sale or other disposition of this Promissory Note, or any Shares acquired pursuant to the conversion of this Promissory Note prior to registration of such Promissory Note or Shares, the Holder hereof and each subsequent Holder of this Promissory Note agrees to give written notice to the Maker prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if reasonably requested by the Maker, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Promissory Note or such Shares and indicating whether or not under the Securities Act certificates for this Promissory Note or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Maker, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Promissory Note or such Shares, all in accordance with the terms of the notice delivered to the Maker. If a determination has been made pursuant to this paragraph that the opinion of counsel for the Holder is not reasonably satisfactory to the Maker, the Maker shall so notify the Holder promptly after such determination has been made and neither this Promissory Note nor any Shares shall be sold or otherwise disposed of until such disagreement has been resolved. The foregoing notwithstanding, this Promissory Note or such Shares may as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Securities Act, provided that the Maker shall have been furnished with such information as the Maker may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied. Each certificate representing this Promissory Note or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Maker may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Maker may stop transfer on its corporate books, in connection with such restrictions.

         Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         This Promissory Note is not transferable or assignable by Maker without the consent of the Holder. This Promissory Note is not transferable or assignable by Holder without the consent of Maker. If this Promissory Note is collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees. Reasonable attorneys' fees are defined to include, but not be limited to, all fees incurred in all matters of collection and enforcement, trial proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditors' reorganization or similar proceedings and any post judgment collection efforts.

         Any failure to exercise any right, remedy or recourse hereunder shall not be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to a subsequent event.

         In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the Maker or received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sum returned to Maker forthwith.

         The Maker hereby waives all and every exemption secured to them by the laws and constitution of the State of Alabama, and of any other state. The Maker hereby waives demand, presentment, protest, notice of nonpayment or dishonor, and any other notice required by law and agrees that its obligation hereunder shall not be affected by any renewal or extension of the time of payment hereof, or by any indulgences.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of Alabama applicable to debts and obligations incurred and to be paid solely in such jurisdiction. This Promissory Note may not be modified or amended and no provision hereof may be waived except by a written instrument executed by the parties to be bound thereby.


                               DIGITAL FUSION, INC.

                               By:  /s/ Roy E. Crippen, III
                                  ------------------------------------------
                                        Roy E. Crippen III, as its President

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION

To:      DIGITAL FUSION, INC.


         1. The undersigned hereby elects to purchase ____ shares of Common Stock of DIGITAL FUSION, INC. pursuant to the terms of the attached Promissory Note.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                         -------------------------------
                                     (Name)

                         -------------------------------

                         -------------------------------
                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                                   ----------------------------------
                                   (Signature)
---------------------
(Date)

                                   SCHEDULE 1
                                   ----------

                       INVESTMENT REPRESENTATION STATEMENT


Purchaser:
Company           DIGITAL FUSION, INC.
Security:         Common Stock

Amount:
Date:



         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Maker as follows:

         (a) The Purchaser is aware of the Maker's business affairs and financial condition, and has acquired sufficient information about the Maker to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

         (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Promissory Note under which the Securities are being purchased.

         (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Maker, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Maker may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

         (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                        Purchaser:
                                  -------------------------------------------

                        Date:
                             ------------------------------------------------